AGF Investments Trust

AGF Global Sustainable Growth Equity Fund

AGF Emerging Markets Equity Fund

(collectively, the “Funds”)

Supplement dated June 3, 2020, to the currently effective

Prospectuses and Statements of Additional Information (“SAIs”) for the Funds, dated November 1, 2019, with respect to the AGF Global Sustainable Growth Equity Fund and dated January 1, 2020, with respect to the AGF Emerging Markets Equity Fund, as supplemented from time to time

This supplement provides updated information beyond that contained in the Prospectuses and SAIs for the Funds and should be read in conjunction with the Prospectus and SAIs for the Funds.

Effective immediately, the Funds’ Prospectus and SAIs are revised as follows.

The paragraph entitled “Market Risk” of the “Principal Investment Risks” section of each Prospectus is deleted and replaced with the following:

Market Risk. The value of the Fund’s investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. War and occupation, terrorism and related geopolitical risks, natural disasters, and public health emergencies, including an epidemic or pandemic may lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. From time to time, markets may experience stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund’s shares. Although the precise impact of the recent COVID-19 outbreak remains unknown, it has introduced uncertainty and volatility in global markets and economies. This impact may be for a short-term or extend for a longer term and may adversely affect the performance of the Fund.

The paragraph entitled “Market Risk” of the “Additional Information Regarding Principal Risks” section of each Prospectus is deleted and replaced with the following:

Market Risk. The market value of the Fund’s investments may increase or decrease sharply and unpredictably in response to the real or perceived prospects of individual companies, particular sectors or industries, governments and/or general economic conditions throughout the world. The value of an investment may decline because of general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. War and occupation, terrorism and related geopolitical risks, natural disasters, and public health emergencies, including an epidemic or pandemic may lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. During a general downturn in the securities or other markets, multiple asset classes may decline in value and adversely affect the Fund’s net asset value (“NAV”), regardless of the individual results of the securities and other investments in which the Fund invests. These market events may continue for prolonged periods, particularly if they are unprecedented, unforeseen or widespread events or conditions. As a result, the value of the Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

In addition, events in the financial markets and economy may cause volatility and uncertainty and adversely affect Fund performance. For example, a decline in the value and liquidity of securities held by the Fund (including traditionally liquid securities), unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, and an increase in Fund expenses may adversely affect the Fund. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which the Fund invests in unforeseen ways. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, causing the Fund to modify its existing investment strategies or techniques.

Although the precise impact of the recent COVID-19 outbreak remains unknown, it has introduced uncertainty and volatility in global markets and economies. This impact may be for a short-term or extend for a longer term and may adversely affect the performance of the Fund.

The third sentence of the section entitled “Purchase and Sale of Fund Shares” of each Prospectus is deleted in its entirety and replaced with the following:

Class I shares and Class R6 shares may be bought by individuals and institutions (omnibus accounts are eligible to meet the initial investment minimum for Class I shares at the omnibus account level) with a $1,000,000 minimum requirement for initial investment (the initial minimum requirement may be waived for certain investors, and no minimum is required for additional investments).

The following is inserted as of the second sentence of the first bullet point of the section entitled “Purchasing, Selling and Exchanging Fund Shares – Investment Minimums and Eligibility Requirements” of each Prospectus:

Omnibus accounts are eligible to meet the initial investment minimum for Class I shares at the omnibus account level.

The following is inserted as of the second sentence of the second paragraph of the section entitled “Purchasing, Selling and Exchanging Shares – Purchasing Shares” of each SAI:

Omnibus accounts are eligible to meet the initial investment minimum for Class I shares at the omnibus account level.

At a special meeting of the shareholders of the AGF Emerging Markets Equity Fund held on May 11, 2020, the AGF Emerging Markets Equity Fund’s shareholder approved a proposal to change the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and eliminated a related fundamental investment restriction. Accordingly, effective immediately, the AGF Emerging Markets Equity Fund is non-diversified and may invest a greater portion of its assets in one or more issuers or in fewer issuers than diversified mutual funds, and the Fund’s Prospectus and SAI are revised as follows:

The following is added to the end of the last paragraph of the section of the Fund’s Prospectus entitled “Principal Investment Strategies”:

The Fund is non-diversified, which means it may invest a greater percentage of its assets in a limited number of issuers than a diversified fund.

The following is added to the end of the section of the Fund’s Prospectus entitled “Principal Investment Risks”:

Non-Diversification Risk: The Fund, as a non-diversified fund, can invest a greater percentage of its assets in the securities of a single issuer or in fewer issuers than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of one or more particular securities may have a greater effect on the fund’s return because the securities may represent a larger portion of the fund’s total portfolio assets.

The following is added to the end of the section of the Fund’s Prospectus entitled “Additional Information Regarding Principal Risks”:

Non-Diversification Risk: The Fund, as a non-diversified fund, can invest a greater percentage of its assets in the securities of a single issuer or in fewer issuers than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return because the securities may represent a larger portion of the fund’s total portfolio assets, which could lead to greater volatility in the fund’s returns.

The fourth sentence of the third paragraph of the section of the Fund’s SAI entitled “Information about The Trust” is deleted and replaced with the following:

The Fund is an open-end, management investment company and is classified as a “non-diversified company” within the meaning of the 1940 Act.

The ninth paragraph of the section of the Fund’s SAI entitled “Investment Restrictions” is deleted and replaced with the following:

In addition to the fundamental restrictions listed above, the Fund will operate in a manner consistent with its classification as a “non-diversified company,” as that term is defined in the 1940 Act.

The following is added to the section of the Fund’s SAI entitled “Investment Policies, Techniques and Risks”:

Non-Diversified Status. The Fund, as a non-diversified fund, can invest a greater percentage of its assets in the securities of a single issuer or in fewer issuers than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return because the securities may represent a larger portion of the fund’s total portfolio assets, which could lead to greater volatility in the fund’s returns. Because the Fund is “non-diversified” under the 1940 Act, it is subject only to certain federal tax diversification requirements. See “Taxation” below for additional information.

The following is added to the section of the Fund’s SAI entitled “Investment Policies, Techniques and Risks”:

Market Disruptions Risk. The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including war and occupation, terrorism and related geopolitical risks, natural disasters, and public health emergencies, including an epidemic or pandemic, which may lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. These events can also impair the technology and other operational systems upon which the Funds’ service providers rely, and could otherwise disrupt the Funds’ service providers’ ability to fulfill their obligations to the Funds.

The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Funds hold, and may adversely affect the Funds’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial wellbeing and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Funds. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments. These and other developments may adversely affect the liquidity of the Funds’ holdings. Although the precise impact of the recent COVID-19 outbreak remains unknown, it has introduced uncertainty and volatility in global markets and economies. This impact may be for a short-term or extend for a longer term and may adversely affect the performance of a Fund.

Please Retain This Supplement for Future Reference